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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                   May 3, 2000



                            FAMILY GOLF CENTERS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                         0-25098                     11-3223246
---------------                 ----------------                -------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                    Identification
 incorporation)                                                      No.)

                              538 Broadhollow Road
                            Melville, New York 11747
                    ----------------------------------------
                    (Address of principal executive offices)


                    Registrant's Telephone Number, including
                            area code: (631) 694-1666


                 ----------------------------------------------
                 (Former Address, if changed since last report)



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         Item 3. Bankruptcy or Receivership.

         On May 4, 2000, Family Golf Centers, Inc. (together with its domestic subsidiaries, the "Company") filed voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

         On May 9, 2000 an Interim Order was entered in the Bankruptcy Court authorizing, among other things, the Company to obtain post-petition debtor-in-possesion ("DIP") financing and authorizing the Company's utilization of cash collateral. The Company obtained a commitment for a $15 million DIP credit facility from The Chase Manhattan Bank, which facility is subject to the entry of a Final Order by the Bankruptcy Court.

         The foregoing disclosure is qualified in its entirety by reference to the news releases issued by the Company on May 4, 2000 and May 8, 2000 and filed herewith as Exhibits 99.1 and 99.2.

         Item 5. Other Events.

         On May 3, 2000, the Company announced that it has received notices of default from its lenders under its $130 million credit facility and under its loan agreement with Bank of America for the Company's failure to make its monthly interest payments which were due on May 1, 2000. As a result of such defaults, the lenders have accelerated the Company's obligations under such loan agreements and, accordingly, all amounts outstanding were declared immediately due and payable. In addition, the lenders under the Company's $130 million credit facility notified the Company that it is prohibited from making any payment to the holders of the Company's 5 3/4% Convertible Subordinated Notes. Subsequently, on May 4, 2000 the Company filed voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code.

         The foregoing disclosure is qualified in its entirety by reference to the news release issued by the Company on May 3, 2000 and filed herewith as
Exhibit 99.3.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 18, 2000
                                    FAMILY GOLF CENTERS, INC.


                                    By: /s/ Pamela S. Charles
                                       ----------------------------------
                                        Pamela S. Charles,
                                        Vice President and Secretary



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                                INDEX TO EXHIBITS


Exhibit Description
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99.1     News release issued by the Company on May 4, 2000.

99.2     News release issued by the Company on May 8, 2000.

99.3     News release issued by the Company on May 3, 2000.



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